[DESCRIPTION] CONTROL CHIEF HOLDINGS, INC.  FORM DEF 14A


                        CONTROL CHIEF HOLDINGS, INC.

                          SCHEDULE 14A INFORMATION

       Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material pursuant to Section 240.14a-11(c) or Section
      240.14a-12


                     Control Chief Holdings, Inc.
----------------------------------------------------------------------
            (Name of Registrant as Specified In Its Charter)


----------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fees (Check the appropriate box):
[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1 Title of each class of securities to which transaction applies:


     ----------------------------------------------------------------------
     2  Aggregate number of securities to which transaction applies:


     ----------------------------------------------------------------------
     3 Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


     ----------------------------------------------------------------------
     4  Proposed maximum aggregate value of transaction:


     ----------------------------------------------------------------------
     5  Total fee paid:


     ----------------------------------------------------------------------


[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing,

    (1)  Amount Previously Paid:

         ---------------------------------------------
    (2)  Form, Schedule or Registration Statement No.:

         ---------------------------------------------
    (3)  Filing Party:

         ---------------------------------------------
    (4)  Date Filed:

         ---------------------------------------------






                         Proxy Card/Definitive Copy
----------------------------------------------------------------------

[X] PLEASE MARK VOTES         CONTROL CHIEF HOLDINGS, INC.
AS IN THIS EXAMPLE              The proxies are instructed to vote
                                follows:            With- For All
                                               For  hold  Except
                                               [ ]   [ ]   [ ]
                                1. Election of directors listed below.
  The undersigned hereby
appoints Christopher G.            Douglas S. Bell, Christopher G.
Hauser and N. James Sekel          Hauser, Arvid R. Nelson, N. James
as Proxies, each with the          Sekel, C. Lawrence Shields
power to appoint his sub-
stitute, and hereby
authorizes them to rep-          INSTRUCTION:  To withhold authority
resent and to vote, as           to vote for any individual nominee,
designated below, all shares     mark "For All Except" and write that
of common stock of Control       nominee's name in the space provided
Chief Holdings, Inc. of the      below.
undersigned on November 13,
1998 or any adjournment          ------------------------------------
thereof.


                                                  For Against Abstain
                                 2. Proposal to   [ ]   [ ]     [ ]
                                    approve the
                                    appointment of Diefenbach, Delio,
                                    Kearney & DeDionisio as
                                    independent public accountants
                                    of Control Chief Holdings, Inc.

                                 3. The Proxies are authorized to vote
                                    in their discretion upon such
                                    other business as may legally come
                                    before the meeting or any
                                    adjournment thereof.

                                   This Proxy, when properly executed
                                 will be voted in the manner
                                 directed herein by the undersigned
                                 stockholder. IF NO DIRECTION IS
                   -----------   MADE, THIS PROXY WILL BE VOTED FOR
Please be sure to  Date          PROPOSALS 1 AND 2.  The Proxies
sign and date      -----------   will use their discretion with
this Proxy in the                respect to any matters referred
box below.                       to in item 3.
-------------------------------
                                    Please mark, sign exactly as name
                                 appears above, date and return Proxy
                                 Card promptly, using the enclosed
                                 envelope.  When shares are held by
----Stockholder sign above-----  Joint Tenants, or Guardian, please
 Co-holder (if any) sign above   give full title as such.




       Detach above card, sign, date and mail in postage paid envelope provided.
                       CONTROL CHIEF HOLDINGS, INC.

----------------------------------------------------------------------
                           PLEASE ACT PROMPTLY
                 SIGN, DATE & MAIL YOUR PROXY CARD TODAY

----------------------------------------------------------------------










                             Definitive Copy



                  CONTROL CHIEF HOLDINGS, INC.
           NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   Bradford, Pennsylvania
                                   October 16, 1998


TO THE SHAREHOLDERS OF CONTROL CHIEF HOLDINGS, INC.:

As a shareholder of Control Chief Holdings, Inc. (the "Company"), you are hereby given notice of and invited to attend in person or by proxy the Annual Meeting of Shareholders of the Company at the Company's Corporate Offices at 200 Williams Street, Bradford, Pennsylvania on November 13, 1998, at 10:00 a.m. for the following purposes:

   (1) To elect five Directors to hold office for a term expiring upon the 1999 Annual Meeting of Shareholders or until their successors shall have been duly elected and qualified;

   (2) To approve the appointment of Diefenbach, Delio, Kearney &
       DeDionisio as independent auditors of the Company for the fiscal year ending, June 30, 1999;

   (3) To transact such other business, if any, as may legally come before the meeting or any adjournments thereof.


Reference is made to the accompanying Proxy Statement for more complete information concerning the foregoing matters.

The Board of Directors has fixed the close of business on October 2, 1998, as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment(s) thereof. Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at the meeting.


                    By Order of the Board of Directors

                         /S/Christopher G. Hauser
                         Christopher G. Hauser
                               Secretary

                 YOUR VOTE IS IMPORTANT NO MATTER HOW MANY
                    SHARES YOU OWNED ON THE RECORD DATE


PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD,
DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE
UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.


                           CONTROL CHIEF HOLDINGS, INC.
           200 Williams St. Bradford, Pennsylvania 16701 ... P.O. Box 141 .
                           Bradford, Pennsylvania  16701


                             PROXY STATEMENT


                          Solicitation of Proxy

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Control Chief Holdings, Inc. (the "Company") of proxies for use at the Annual Meeting of Shareholders to be held at the Company's Corporate Offices at 200 Williams Street, Bradford, Pennsylvania on November 13, 1998 at 10:00 a.m. and any adjournments thereof. The matters to be considered and acted upon at such meeting are referred to in the accompanying Notice of Annual Meeting and are more fully discussed herein.

The record date for the determination of shareholders entitled to vote at the meeting is the close of business on October 2, 1998. On that date, 1,004,832 shares of Common Stock, par value $.50 per share (the "Common Stock"), were issued and outstanding. Each share of Common Stock entitles the holder thereof to one (1) vote.

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding Common Stock constitutes a quorum for the Annual Meeting and for acting on the matters specified in the Notice.

Shares represented by proxies will be voted in accordance with the specifications made on the proxy card by the shareholder. Any proxy not specifying to the contrary will be voted FOR all proposals.

This Proxy Statement and the form of proxy are being mailed to shareholders on or about October 16, 1998.


                         Revocation of Proxy

A proxy may be revoked by a shareholder at any time prior to its use by filing with the Company a duly executed proxy bearing a later date or by giving written notice of such revocation to the Secretary of the Company. A proxy is also subject to revocation if the person executing the proxy is present at the meeting and chooses to vote in person.


                            Annual Report

The combined annual report and Form 10-KSB of the Company for the year ended June 30, 1998, is enclosed with this Proxy Statement.


                         Corporate Governance

At the Annual Meeting, a Board of five directors is to be elected. Each director shall serve until the next Annual Meeting of Shareholders or until his successor shall have been duly elected and qualified. It is intended that the persons named in the proxies will vote for the election of the five directors named below, unless a shareholder giving a proxy withholds authority to vote for one or more of them. If any nominee is unable to serve, or for good cause declines to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend.

During the past fiscal year, the Board of Directors of the Company held six meetings. Each director attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Directors held during the period for which he served as a director and (b) the total number of meetings held by all committees of the Board on which he served.

Because of matters requiring Board consideration throughout the year, the Board of Directors has established a number of committees to devote attention to specific subjects, as further described herein.


                 Committees of the Board of Directors

During the intervals between meetings of the Board of Directors, the Executive Committee may exercise all the powers of the Board (except those powers specifically reserved by New York Law to the full Board of Directors) in the management and direction of the business and conduct of the affairs of the Company in all cases in which specific directions have not been given by the Board. The Executive Committee consisted of Mr. Douglas S. Bell, Mr. Arvid R. Nelson, Mr. C. Lawrence Shields, and Mr. Robert E. Crofford until June 1, 1998, at which time Mr. Crofford resigned from the Board. It met two times during the fiscal year ended June 30, 1998.

The Compensation Committee establishes executive compensation polices and makes recommendations to the Board of Directors. The Compensation Committee consisted of Mr. Arvid R. Nelson, Mr. C. Lawrence Shields, and Mr. Christopher G. Hauser, all outside Directors. It did not meet during the fiscal year ended June 30, 1998.

The Nominating Committee has the responsibility for nominating a slate of directors for the ensuing fiscal year. The Committee will consider nominees recommended by shareholders, and such recommendations, together with appropriate biographical information, may be submitted to the Company in writing to the attention of the Nominating Committee at least ninety days before the next Annual Meeting. The Committee is comprised of Mr. Christopher G. Hauser, Mr. N. James Sekel, and Mr. Patrick G. Shields, until June 24, 1998, at which time Mr. Patrick Shields resigned from the Board. All members of the nominating committee are outside Directors. The Committee met one time during the fiscal year and nominated the following slate of officers for a one year term: Mr. Douglas S. Bell, Mr. Christopher G. Hauser,
Mr. Arvid R. Nelson, Mr. N. James Sekel, and Mr. C. Lawrence Shields.

The Audit Committee recommends to the Board of Directors the engagement of the independent auditors of the Company and reviews with the independent auditors the scope and results of the Company's audits, the Company's internal accounting controls and the professional services furnished by the independent auditors to the Company. The audit Committee comprised of Mr. Arvid R. Nelson, Mr. N. James Sekel, and
Mr. Patrick G. Shields until June 24, 1998, at which time Mr. Patrick Shields resigned from the Board, held two meetings during the fiscal year ended June 30, 1998. All members of the audit committee are outside Directors.

The Long Range Planning Committee consisting of Mr. Douglas S. Bell, Mr. Robert E. Crofford, until June 1, 1998, at which time Mr. Crofford resigned from the Board, and Mr. Stephen J. Pachla. The Long Range Planning Committee prepares and presents strategic business plans of the Company for the consideration of the Board of Directors. The Long Range Planning Committee met several times during the fiscal year ended June 30, 1998.


                         Compensation of Directors

Non-employee directors of the Company receive compensation of $500 for each regular meeting attended. Employee directors are not paid any fees or additional compensation for service as members of the Board or any of its committees. All directors are reimbursed for expenses incurred in attending Board and committee meetings.





                               Proposal No. 1
                           Election of Directors

Five directors are nominated to be elected at the Annual Meeting. Each director will serve until the next Annual Meeting of the Shareholders or until his successor shall be elected and shall qualify. All nominees are incumbent directors. The names and certain information concerning the nominees are set forth below. All nominees named below have indicated their willingness to accept election, and management has no reason to believe that any of the nominees named below will be unable or unwilling to serve. The proxies will not be used for a greater number of persons than the number so named. Under New York State law, the affirmative vote of the holders of a plurality of the votes cast at the Annual Meeting is required to elect a nominee as a Director.


                    Principal Occupation of               Director of
                    Employment During the Past              Company
Name                Five Years                       Age     Since

C. Lawrence Shields Chairman from 1986 to 1994.       71      1983
                    In 1971, Mr. Shields founded
                    Control Chief Corporation
                    where he served as President
                    and Director until May 1990.
                    President and CEO of C. L.
                    Shields Enterprises, Inc.
                    since October of 1990.
                    Mr. Shields is father-in-
                    law of Mr. Douglas S.
                    Bell, Chairman and a Director
                    of the Company.



Arvid R. Nelson     Since 1952, Mr. Nelson has been   71      1983
                    an insurance broker.  From 1982
                    to the present, Mr. Nelson has
                    been a Director and Vice
                    President of Burns & Burns
                    Associates, Inc., a general
                    insurance agency.  He holds a
                    B.S. in Business Administration
                    from Upsala College.


Douglas S. Bell     Elected Chairman of the Board of  49      1988
                    Directors and President and
                    Chief Executive Officer of the
                    Company in November of 1994. Mr.
                    Bell has held various executive
                    positions and served as a
                    Director of the Company's wholly
                    owned subsidiary, Control Chief
                    Corporation. Mr. Bell is a
                    graduate of Clarion University of
                    Pennsylvania and is he son-in-law
                    of Mr. C. Lawrence Shields,
                    Director of the Company.


Christopher G.      Elected Secretary in May of 1994. 45      1994
  Hauser            Partner in the law firm of
                    McDowell, Wick, Daly, Gallup,
                    Hauser & Hartle since 1985.
                    Mr. Hauser is a graduate of
                    Washington & Jefferson College
                    and The Dickinson School of Law.



N. James Sekel      Vice President of National City   41      1996
                    Bank of Pennsylvania.  Member of
                    the Board of Directors of W.R.
                    Case & Sons Cutlery Co. Mr. Sekel
                    graduated from Edinboro
                    University of Pennsylvania with a
                    BA degree in accounting.  Mr.
                    Sekel also holds a MBA degree
                    from Robert Morris College.




The Board recommends a vote FOR the approval of the slate of nominees as presented.



                     Securities Owned By Management

The following table provides information regarding beneficial ownership of the Company's Common Stock by each director and nominee, the Company's Chief Executive Officer and any executive officer whose annual aggregate remuneration exceeded $100,000 and by all executive officers and directors as a group as of August 21, 1998. All persons listed below have sole voting and investment power with respect to their common stock unless otherwise indicated.


                                    Shares of               Percentage
                        Shares of       Stock Total Shares          of
                            Stock  Subject to Beneficially Outstanding
Name                        Owned     Options        Owned       Stock
----------------------------------------------------------------------
Douglas S. Bell (1)(2)(3)  94,958       1,250     96,208         9.6%
Christopher G. Hauser (5)
  (6)(7)                        0       1,125      1,125         0.1%
Arvid R. Nelson (5)(6)(7)   5,156       1,125      6,281         0.6%
C. Lawrence
  Shields (5)(6)(7)(8)    338,155       1,125    339,280        33.8%
N. James Sekel (1)(4)(5)      728         750      1,478         0.1%
----------------------------------------------------------------------
All Directors, Officers
and Nominees as a group
(6 persons including
those named above)        438,997       7,000    445,997        44.4%
----------------------------------------------------------------------
(1) Held with wife as joint tenants with rights of survivorship.
(2) Includes 10,312 shares of common stock held by Mr. Bell as trustee for custodial accounts for his minor children.
(3) Includes 1,250 shares of common stock subject to acquisition by exercise of outstanding options granted in 1997.
(4) Includes 375 shares of common stock subject to acquisition by exercise of outstanding options granted in 1997.
(5) Includes 375 shares of common stock subject to acquisition by exercise of outstanding options granted in 1996.
(6) Includes 375 shares of common stock subject to acquisition by exercise of outstanding options granted in 1995.
(7) Includes 375 shares of common stock subject to acquisition by exercise of outstanding options granted in 1994.
(8) Includes 481 shares of common stock held with wife as joint tenants with rights of survivorship and 168,777 shares of common stock held by the wife of Mr. Shields, individually, as to which he disclaims any beneficial ownership.




                             Executive Officers

The executive officers of the Company are set forth in the table below. All executive officers are elected at the annual meeting or interim meetings of the Board of Directors. No arrangements or understanding exists between any executive officer and any other person pursuant to which he was elected as an executive officer.

Name               Age           Position and Period Served
----               ---           ---------------------------
Douglas S. Bell     49   Director of the Company since 1988.  Chairman
                         of the Board, President, and Chief Executive
                         Officer.  Director and an
                         executive officer with Control Chief
                         Corporation.


Stephen J. Pachla   47   Elected Treasurer of the Company in November
                         1994.  Treasurer and Director of Control
                         Chief Corporation since November 1994.

Christopher G. Hauser 45 Director and Secretary of the Company since
                         May 1994.


                  Executive Compensation/Cash Compensation

The following table sets forth for the fiscal year ended June 30,1998 the remuneration of the Company's Chief Executive Officer and any executive officer whose aggregate remuneration exceeded $100,000.



                         Summary Compensation Table


                                         Long Term Compensation
         Annual Compensation            Awards    Payouts
----------------------------------------------------------------------
  (a)     (b)    (c)   (d)   (e)     (f)      (g)    (h)      (i)

                            Other     Re-                     All
  Name                      Annual  stricted   Op-   LTIP    Other
  and                       Compen-  Stock    tions/ Pay-   Compen-
Principal      Salary Bonus sation   Award(s) SARs   outs   sation
Position  Year   ($)   ($)    ($)      ($)    (#)     ($)     ($)
--------- ---- ------ -----  ------ --------- ------ -----  ---------
Douglas S.1998 100,000 22,500  0        0      0       0     1,246(1)
  Bell    1997  79,900   0     0        0      0       0     1,171(2)
   CEO    1996  70,000   0     0        0      0       0     1,057(3)
----------------------------------------------------------------------
(1)  Payment made under the nondiscriminatory 401(K) feature of the
     Profit Sharing Plan for fiscal year ended June 30, 1998.
(2)  Payment made under the nondiscriminatory 401(K) feature of the
     Profit Sharing Plan for fiscal year ended June 30, 1997.
(3)  Payment made under the nondiscriminatory 401(K) feature of the
     Profit Sharing Plan for fiscal year ended June 30, 1996.




                               Stock Options

The following tabulation shows as to the named Executive Officer the amount of options granted, the amount of shares acquired since that date through the exercise of options granted since that date or prior thereto and the amount of shares subject to all unexercised options held as of June 30, 1998.



                   Options/SAR Grants in Last Fiscal Year
----------------------------------------------------------------------
                           Individual Grants
  (a)           (b)           (c)             (d)              (e)
                          % of Total
                         Options/SARs
             Options/     Granted to
              SARs       Employees in     Exercise or      Expiration
   Name     Granted(#)    Fiscal Year   Base Price($/Sh)      Date
-----------------------------------------------------------------------
Douglas S.   1,250           62.5%             3.80           2006
  Bell
  CEO
------------------------------------------------------------------------



            Aggregated Option/SAR Exercises in Last Fiscal Year
                   And Fiscal Year End Option/SAR Values

----------------------------------------------------------------------
   (a)       (b)       (c)            (d)                (e)
                                                       Value of
                                Number of Unexer-      Unexercised
            Shares               cised Options/        In-the-Money
           Acquired              SARs at Fiscal      Options/SARs at
              on      Value       Year End (#)     Fiscal Year End ($)
           Exercise  Realized    Exer-    Unexer-    Exer-   Unexer-
   Name      (#)       ($)      cisable  cisable    cisable cisable
---------- --------  --------   -------  --------   ------- --------
Douglas S.    0         0        1,250       0       3.80/sh    0
  Bell
  CEO
----------------------------------------------------------------------











               Certain Relationships and Related Transactions

For the fiscal year ended June 30, 1998, the Company and its subsidiaries have, in the aggregate, paid to Burns & Burns Associates, Inc. approximately $168,000 and it is estimated that $180,000 in insurance premiums will be paid to that agency during the new fiscal year. Mr. Arvid Nelson, a director of the Company, is an employee, director and officer of Burns & Burns Associates, Inc. The Company and its subsidiaries plan to continue placing insurance through Mr. Nelson and Burns & Burns Associates, Inc. in similar amounts.

Mr. Christopher G. Hauser, a Director and Secretary of the Company, received approximately $1,800 during the fiscal year ended June 30, 1998 from the Company as fees relating to general legal services provided to the Company. These fees are based on standard rates for the type of services provided to the Company. The Company plans to continue to use the legal services of Mr. Hauser.

The Company leases from Mr. C. Lawrence Shields and Mrs. Dorothy V. Shields its 20,000 square foot office building and approximately 2.5 acres of land located at 200 Williams Street, Bradford, PA. For the fiscal year ended June 30, 1998, the Company paid $94,441 in rental fees and real estate taxes. Mr. C. Lawrence Shields and Mrs. Dorothy
V. Shields beneficially own approximately 33.8% of the outstanding shares of common stock of the Company as of August 21, 1998. Mr. C. Lawrence Shields is a Director and past Chairman of the Board of the Company.

At June 26, 1998, SPC Technologies, Inc. ("SPC"), a related party through a former Director, Mr. Patrick G. Shields, owed the Company $94,528.98 under a 10% interest bearing note. The note arose from the February 1991 sale to SPC of the net operating assets of the Company's automated weld monitoring business (formerly Digimetrics, Inc.). The Company retired this note and extinguished Mr. Shield's personal guarantee in exchange for 9,137 shares of stock of Control Chief Holdings, Inc. held by Mr. Patrick G. Shields, with a market value of $36,532.00 and inventory of SPC with an original cost value of $57,996.98 at June 26, 1998.

At June 30, 1998, the Company owed National City Bank of Pennsylvania, a related party through a Director of the Company also being an Officer of National City Bank, $150,000 under a line of credit borrowing agreement that bears interest at the prime rate. In addition, at June 30, 1998, the Company owed National City Bank $418,242 under a term loan that bears interest at 8.47%. National City Bank is also the Company's principal depository.


                     Principal Holders of Common Stock

Set forth below is information as of August 21, 1998 concerning ownership of shares of the Company's Common Stock by all persons known by the Company to own beneficially more than 5% of the Company's

Common Stock. All persons listed below have sole voting and investment power with respect to their common stock unless otherwise indicated.




 ----------------------------------------------------------------------
Name and Address         Amount and Nature of         Percentage
of Beneficial Owner      Beneficial Ownership          of Class
 ----------------------------------------------------------------------
Douglas S. and Janine        96,208(1)                  9.6%
  M. Bell
101 Russell Boulevard
Bradford, PA  16701

C. Lawrence and Dorthy      339,280(2)                 33.8%
  V. Shields
64 Jackson Avenue
Bradford, PA  16701

Daniel J. and Diane          52,274(3)                  5.2%
  L. Shields
17570 Montoya Circle
Morean Hill, CA  95037
----------------------------------------------------------------------
(1)  Held as joint tenants with rights of survivorship. Includes
     10,312 shares of common stock held as trustee for custodial accounts for their minor children .

(2) Includes 481 shares of common stock held with wife as joint tenants with rights of survivorship, 168,777 shares of common stock held by the wife of Mr. Shields, individually, as to which he disclaims any beneficial ownership, 375 shares of common stock subject to acquisition by exercise of outstanding options granted in 1994, and 375 shares of common stock subject to acquisition by exercise of outstanding options granted in 1995 and 375 shares of common stock subject to acquisition by exercise of outstanding options granted in 1996.

(3)  Held as joint tenants with rights of survivorship.  Includers
     15,468 shares of common stock held as trustee for custodial accounts for their minor children.




                           Proposal No. 2
            Approval of the Selection of Independent Accountants

The Board of Directors has approved the reappointment of Diefenbach, Delio, Kearney & DeDionisio as the Company's independent accountants for the fiscal year ended June 30, 1999. The Board seeks shareholder approval of the selection.

It is anticipated that no representative of Diefenbach, Delio, Kearney & DeDionisio will be present at the Annual Meeting. Diefenbach, Delio, Kearney & DeDionisio have served as the Company's auditors since September 14, 1987.

Under New York State law, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the appointment of the Company's auditor.





The Board recommends a vote FOR the approval of the appointment of Diefenbach, Delio, Kearney & DeDionisio.


                            Shareholder s Proposals

In order to be eligible for inclusion in the Company's proxy materials for the 1998 Annual Meeting of Shareholders, any shareholder proposal to take action at that meeting must be received at the Company's principal executive offices by June 14, 1999.



                         Other Matters

The Company's common stock trades on the NASDAQ, Small-Cap Market, listing under the Symbol DIGM. The symbol DIGM relates to the Company's former name "Digimetrics, Inc.", which was changed in November 1992 to its present name, "Control Chief Holdings, Inc."

On February 6, 1998, the Company declared a one-for-four stock split payable in the form of a stock dividend to shareholders of record as of that same date. The stock split was done in order to enable the Company to meet recent changes in The NASDAQ, Small-Cap Market, listing requirements.

The stock dividend was based upon shares owned and issued under the Company's present name "Control Chief Holdings, Inc." Stock certificates held by shareholders under the Company's former name "Digimetrics, Inc" are required to be exchanged for "Control Chief Holdings, Inc. " certificates in order to receive the stock dividend.

Shareholders who have not previously exchanged all of their stock in "Digimetrics, Inc." should notify Investor Relations at the Company's transfer agent, Registrar and Transfer Company, at 1-800-368-5948. The "Digimetrics, Inc." stock needs to be exchanged prior to issuance of the stock dividend. If the "Digimetrics, Inc." stock has been lost or misplaced, the transfer agent will assist in having the stock reissued.

The Board of Directors knows of no other matters to be presented at the meeting other than those specifically referred to in this Proxy Statement. However, if any other matters properly come before the meeting, it is intended that the persons named in the enclosed proxy will vote on such matters in accordance with their best judgment.


                        Cost of Solicitation

The cost of the solicitation of proxies is being paid by the Company. In addition to the solicitation of proxies by use of the mail, officers and other employees of the Company may, without extra compensation, solicit proxies personally or by telephone or telecopier. The Company will also request banks, brokers and others who hold shares for the benefit of other persons to forward proxy materials to such beneficial owners and will reimburse their expenses.

Shareholders are urged to sign, date and return the enclosed proxy in the enclosed return envelope. Your prompt response will be appreciated.



                        By Order of the Board of Directors
                               Christopher G. Hauser
                             /S/Christopher G. Hauser

                                    Secretary


Dated: October 16, 1998